UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 22, 2018

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	82-5237353
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 7.01     REGULATION FD DISCLOSURE
As previously disclosed, on August 8, 2018, Ashford Inc. (the “Company”) completed a business combination in which it acquired the project management business of Remington Holdings, L.P. (the “Project Management Business”).  On August 21, 2018, the Company amended its Current Report on Form 8-K filed on August 8, 2018 (the “Original Report”) to make the following information available: (i) the historical financial statements required by Item 9.01(a); and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. The Company is furnishing this Current Report on Form 8-K to provide supplemental financial information of the Project Management Business that it wishes to make available to present certain financial results for the last six consecutive three-month periods, the most recent of which is for the three-month period ended June 30, 2018. Furnished as Exhibit 99.1 are unaudited statements of operations and related information, including certain non-GAAP financial measures, for such six consecutive three-month periods. The historical information for the three-month periods included in Exhibit 99.1 is based upon unaudited operating financial data provided by Remington Holdings, L.P. This historical financial information should not be relied upon as an indicator of future performance of the Project Management Business.

The financial information is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description
99.1	Project Management quarterly summarized financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 22, 2018

ASHFORD INC.

By:	/s/ DERIC S. EUBANKS
Deric S. Eubanks
Chief Financial Officer